UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2009 (November 23, 2009)

CHINA TRANSINFO TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Floor 9, Vision Building,
No. 39 Xueyuanlu, Haidian District
Beijing, China 100083
 (Address of Principal Executive Offices)

(86 10) 82671299
Registrant’s Telephone Number, Including Area Code:

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Dismissal of Previous Independent Registered Public Accounting Firm.

i.

Effective November 23, 2009, the Audit Committee of the Board of Directors (the “Audit Committee”) of China TransInfo Technology Corp. (the “Company”) approved the dismissal of Simon & Edward, LLP (“S&E”) as the Company's independent registered public accounting firm.

ii.

S&E’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

iii

During the Company’s two most recent fiscal years (ended December 31, 2008 and 2007) and during the subsequent interim period through November 23, 2009, there were (1) no disagreements with S&E on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of S&E, would have caused S&E to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(b)

Engagement of New Independent Registered Public Accounting Firm

i.

Concurrent with the decision to dismiss S&E as the Company’s independent auditor, the Audit Committee approved the engagement of BDO Guangdong Dahua Delu (“BDO”) as the Company’s new independent registered public accounting firm.

ii.

During the Company’s two most recent fiscal years (ended December 31, 2008 and 2007) and through the subsequent interim period to November 23, 2009, the Company did not consult BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided S&E with a copy of this disclosure on November 30, 2009, providing S&E with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respect in which S&E does not agree with the statements contained herein.  A letter from S&E dated November 30, 2009 is attached as Exhibit 16.1 to this current report.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits
Exhibit	Description

16.1	Letter from Simon & Edward, LLP to the U.S. Securities and Exchange Commission dated November 30, 2009.

99.1	Press release dated November 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: November 30, 2009

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Simon & Edward, LLP to the U.S. Securities and Exchange Commission dated November 30, 2009.

99.1	Press release dated November 30, 2009.